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                                                                   EXHIBIT 23





              Consent of Independent Certified Public Accountants



We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-74752) and in the related prospectus of our report dated March 7, 1997, with respect to the consolidated financial statements of The Box Worldwide, Inc. (formerly Video Jukebox Network, Inc.) included in the Annual Report (Form 10-KSB) for the year ended December 31, 1996.






Miami, Florida
March 24, 1997                                           /s/ Ernst & Young LLP